UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-171055-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-171055-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-171055-03	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

399 Park Avenue New York, New York	10043
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 6, 2013, Citibank, N.A., as Seller, elected to extend the Series 2009 Expected Final Payment Date from the February 2013 Distribution Date to the February 2015 Distribution Date in accordance with the terms of the Series 2009 Supplement. In addition, on February 6, 2013, Citibank, N.A., as Seller and sole Series 2009 Certificateholder, elected in accordance with the terms of the Series 2009 Supplement to change the floating interest rate payable on the Series 2009 Certificate by designating 4.75% as the “Applicable Margin” for the Interest Period beginning on the February 2013 Distribution Date and for each Interest Period thereafter unless and until the Seller and the Series 2009 Certificateholder designate a different “Applicable Margin” by notice to the Trustee.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Series 2009 Supplement dated as of May 1, 2009 as amended and restated as of August 9, 2011, to the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, as amended and restated as of October 5, 2001 and as further amended and restated as of August 9, 2011, each between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

Attached as Exhibit 99.1 hereto is a copy of the notice of Extension of Series 2009 Expected Final Payment Date. Attached as Exhibit 99.2 hereto is a copy of the notice of Designation of Applicable Margin for Series 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 99.1	Notice of Extension of Series 2009 Expected Final Payment Date dated February 6, 2013

Exhibit 99.2	Notice of Designation of Applicable Margin for Series 2009 dated February 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Douglas C. Morrison

Douglas C. Morrison
Vice President

Dated: February 7, 2013

EXHIBIT INDEX
Exhibit No.	Description

99.1	Notice of Extension of Series 2009 Expected Final Payment Date dated February 6, 2013

99.2	Notice of Designation of Applicable Margin for Series 2009 dated February 6, 2013

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